Exhibit 99.1

News Release

Orthofix Reports Fourth Quarter and Full-Year 2025 Financial Results and

Provides 2026 Financial Guidance

LEWISVILLE, Texas — February 24, 2026 — Orthofix Medical Inc. (NASDAQ:OFIX), a leading global medical technology company, today reported its financial results for the fourth quarter and full-year ended December 31, 2025, provided full-year 2026 financial guidance and updated its three-year financial targets. All pro forma measures contained within this release exclude the impact of the Company’s decision to discontinue its M6™ product lines.

Highlights

•
Fourth quarter reported 2025 net sales of $219.9 million, including sales from M6 artificial cervical and lumbar discs, and non-GAAP pro forma net sales of $218.6 million, excluding sales from M6 discs, representing an increase of 2% on a reported basis and 3% on a non-GAAP pro forma constant currency basis compared to fourth quarter 2024
•
Fourth quarter 2025 Global Spine Fixation1 reported net sales growth of 10% and constant currency net sales growth of 10% compared to prior year period, including U.S. Spine Fixation net sales growth of 5%; Full-year 2025 Global Spine Fixation reported net sales growth of 10% and constant currency net sales growth of 10%, both compared to full-year 2024, including U.S. Spine Fixation net sales growth of 6%
•
Bone Growth Therapies (“BGT”) reported fourth quarter 2025 net sales growth of 7% compared to prior-year period and full-year 2025 net sales growth of 6% compared to full-year 2024
•
U.S. Limb Reconstruction (formerly U.S. Orthopedics) reported fourth quarter 2025 net sales growth of 8% compared to prior-year period and full-year 2025 net sales growth of 16% compared to full-year 2024
•
Fourth quarter 2025 reported net loss of $(2.2) million and non-GAAP pro forma adjusted EBITDA of $29.2 million, with non-GAAP pro forma adjusted EBITDA margin expanding approximately 230 basis points compared to reported non-GAAP adjusted EBITDA margin for fourth quarter 2024
•
Standout quarter of robust free cash flow generation—$16.8 million in fourth quarter 2025; Delivered positive full-year 2025 free cash flow of $3.1 million, excluding M6-related restructuring charges, and near breakeven free cash flow for full-year 2025

“The fourth quarter capped a year of meaningful operational progress for Orthofix,” said Massimo Calafiore, President and Chief Executive Officer. “Throughout 2025, BGT and U.S. Limb Reconstruction delivered strong performance, and the work we did to finalize our Spine commercial channel supported double-digit year‑over‑year constant currency net sales growth in our global Spine Fixation business. This momentum contributed to our eighth consecutive quarter of adjusted EBITDA growth and a standout quarter of free cash flow generation, clear evidence of the strength of our focused initiatives and margin-enhancement efforts.”

Mr. Calafiore added, “As we move into 2026, our priorities remain centered on expanding market penetration, accelerating adoption of enabling technologies, such as 7D FLASH™ Navigation, and advancing commercial execution. With full-year contributions from the TRUELOK™ Elevate System and the FITBONE™ Bone Transport and Trochanteric Lengthening Nails, the planned second-half full launch of VIRATA™, continued Spine commercial channel optimization, a renewed focus on advancing our Biologics portfolio, and sustained momentum across our Limb Reconstruction and BGT businesses, we believe the Company is well-positioned to deliver durable top-line growth, expanding margins, and strong free cash flow that supports long-term shareholder value.”

1 Spine Fixation is comprised of the Company’s Spinal Implants product category, excluding motion preservation product offerings

Financial Results Overview

Fourth Quarter 2025 Net Sales and Financial Results

The following table provides net sales by major product category and by reporting segment on a pro forma basis, removing the effects of the Company’s discontinued M6 product lines:

	Three Months Ended December 31,
(Unaudited, U.S. Dollars, in millions)	2025	2024	Change	Constant Currency Change
Bone Growth Therapies	$68.3	$63.9	7.0%	7.0%
Spinal Implants, Biologics and Enabling Technologies*	112.3	110.2	1.9%	1.8%
Global Spine*	180.6	174.1	3.7%	3.7%
Global Limb Reconstruction	38.0	35.8	6.2%	(0.1%)
Pro forma net sales*	218.6	209.9	4.2%	3.1%
Impact from discontinuation of M6 product lines	1.3	5.8	(77.2%)	(77.5%)
Reported net sales	$219.9	$215.7	2.0%	0.9%

* Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.

For the fourth quarter 2025, net sales were $219.9 million, including sales from M6 artificial cervical and lumbar discs, and pro forma net sales were $218.6 million, excluding sales from M6 discs, representing an increase of 2.0% on a reported basis and 3.1% on a pro forma constant currency basis compared to fourth quarter 2024.

For the fourth quarter 2025, gross margins were 71.1% and were 71.4% on a non-GAAP pro forma adjusted basis.

Fourth quarter 2025 reported net loss was $(2.2) million, or $(0.06) per share compared to reported net loss of $(29.1) million, or $(0.75) per share in the prior year period. Non-GAAP pro forma adjusted EBITDA was $29.2 million, or 13.4% of pro forma net sales, in the fourth quarter of 2025, representing an increase of $5.3 million compared to reported non-GAAP adjusted EBITDA of $23.9 million, or 11.1% of reported net sales, in the fourth quarter of 2024.

Full-Year 2025 Net Sales and Financial Results

The following table provides net sales by major product category and by reporting segment on a pro forma basis, removing the effects of the Company’s discontinued M6 product lines:

	Year Ended December 31,
(Unaudited, U.S. Dollars, in millions)	2025	2024	Change	Constant Currency Change
Bone Growth Therapies	$247.2	$233.4	5.9%	5.9%
Spinal Implants, Biologics and Enabling Technologies*	430.0	418.5	2.8%	2.8%
Global Spine*	677.2	651.9	3.9%	3.9%
Global Limb Reconstruction	134.7	124.2	8.4%	5.3%
Pro forma net sales*	811.9	776.1	4.6%	4.1%
Impact from discontinuation of M6 product lines	10.4	23.4	(55.4%)	(55.5%)
Reported net sales	$822.3	$799.5	2.9%	2.4%

* Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.

For the full-year 2025, net sales were $822.3 million, including sales from M6 artificial cervical and lumbar discs, and pro forma net sales were $811.9 million, excluding sales from M6 discs, representing an increase of 2.9% on a reported basis and 4.1% on a pro forma constant currency basis compared to full-year 2024.

For the full-year 2025, gross margins were 68.8% and were 71.6% on a non-GAAP pro forma adjusted basis.

Full-year 2025 net loss was $(92.2) million, or $(2.33) per share, compared to net loss of $(126.0) million, or $(3.30) per share in the prior year period. Full-year 2025 non-GAAP pro forma adjusted EBITDA was $85.9 million, or 10.6% of non-GAAP pro forma net sales for the same period, compared to non-GAAP adjusted EBITDA of $67.4 million, or 8.4% of reported net sales, in the prior year period.

Liquidity

Cash, cash equivalents, and restricted cash on December 31, 2025 totaled $85.1 million compared to $65.9 million on September 30, 2025.

Business Outlook

The Company is providing full-year 2026 guidance as follows:

•
Net sales expected to range between $850 million to $860 million. The Company’s expected net sales represent implied year-over-year pro forma constant currency growth of approximately 5.5% at the midpoint of the range. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year.
•
Non-GAAP adjusted EBITDA expected to be $95 million to $98 million. This represents 70 basis points of non-GAAP adjusted EBITDA margin expansion at the midpoint of the range compared to 2025.
•
Free cash flow expected to be positive for full-year 2026, excluding the impact of any potential legal settlements.

Three-Year Financial Targets

The Company is updating its three-year financial targets and recalibrating the timeline by one year to fully capture the anticipated benefits of its Spine commercial channel optimization. This refreshed 2026-2028 outlook affirms the Company’s expectation of delivering above-market net sales growth, expanding its profitability profile, and generating sustained positive free cash flow:

•
6.5% to 7.5% net sales CAGR from 2026 through 2028
•
Mid-teens non-GAAP adjusted EBITDA as a percent of net sales for the full-year 2028
•
Positive free cash flow generation from 2026 through 2028, excluding the impact of any potential legal settlements

An investor presentation for the Company’s fourth quarter and full-year 2025 financial results is available in the “Events & Presentations” section of the Orthofix Investor Relations Website at ir.orthofix.com.

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern time to discuss the Company’s financial results for the fourth quarter and full-year ended December 31, 2025. Interested parties may access the conference call by dialing (888) 596-4144 in the U.S., and (646) 968-2525 in all other locations, and referencing the conference ID 2236604. A webcast and replay of the conference call may be accessed in the “Events & Presentations” section of the Orthofix Investor Relations Website at ir.orthofix.com.

Internet Posting of Information

Orthofix regularly shares important updates in the “Investors” section of its website at www.orthofix.com. The Company encourages investors and potential investors to consult the Orthofix website regularly for important information about Orthofix.

About Orthofix

Orthofix is a global medical technology company headquartered in Lewisville, Texas. By providing medical technologies that heal musculoskeletal pathologies, Orthofix delivers exceptional experiences and life-changing solutions to patients around the world. Orthofix offers a comprehensive portfolio of spinal hardware, bone growth therapies, limb reconstruction solutions, biologics and enabling technologies, including the 7D FLASH Navigation System. Learn more about our surgical and therapeutic solutions at Orthofix.com and follow us on LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company’s expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Company Contact

Investors and Media
Julie Dewey, IRC Chief Investor Relations & Communications Officer
JulieDewey@Orthofix.com
+1 209.613.6945

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Year Ended
	December 31,		December 31,
(U.S. Dollars, in thousands, except share and per share data)	2025	2024	2025	2024
	(Unaudited)
Net sales	$219,911	$215,657	$822,312	$799,491
Cost of sales	63,569	66,816	256,295	253,606
Gross profit	156,342	148,841	566,017	545,885
Sales, general, and administrative	136,752	136,479	554,329	532,525
Research and development	15,373	18,807	65,847	73,643
Acquisition-related amortization, impairment, and remeasurement	3,723	5,031	27,269	24,336
Operating income (loss)	494	(11,476)	(81,428)	(84,619)
Interest expense, net	(4,351)	(14,920)	(17,488)	(29,631)
Other income (expense), net	1,665	(3,315)	8,106	(9,625)
Loss before income taxes	(2,192)	(29,711)	(90,810)	(123,875)
Income tax benefit (expense)	(30)	564	(1,382)	(2,122)
Net loss	$(2,222)	$(29,147)	$(92,192)	$(125,997)

Net loss per common share:
Basic	$(0.06)	$(0.75)	$(2.33)	$(3.30)
Diluted	(0.06)	(0.75)	(2.33)	(3.30)
Weighted average number of common shares (in millions):
Basic	40.0	38.7	39.6	38.1
Diluted	40.0	38.7	39.6	38.1

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	December 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$82,025	$83,238
Restricted cash	3,090	2,500
Accounts receivable, net of allowances of $8,308 and $7,418, respectively	135,746	134,713
Inventories	172,319	189,452
Prepaid expenses and other current assets	23,667	23,382
Total current assets	416,847	433,285
Property, plant, and equipment, net	129,399	139,804
Intangible assets, net	72,765	98,803
Goodwill	194,934	194,934
Other long-term assets	36,702	26,468
Total assets	$850,647	$893,294
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$58,392	$48,803
Current portion of finance lease liability	837	755
Other current liabilities	111,253	119,070
Total current liabilities	170,482	168,628
Long-term debt	157,391	157,015
Long-term portion of finance lease liability	17,060	17,835
Other long-term liabilities	55,677	46,692
Total liabilities	400,610	390,170
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 39,834 and 38,486 issued and outstanding as of December 31, 2025 and 2024, respectively	3,983	3,849
Additional paid-in capital	813,769	779,718
Accumulated deficit	(368,333)	(276,141)
Accumulated other comprehensive income (loss)	618	(4,302)
Total shareholders’ equity	450,037	503,124
Total liabilities and shareholders’ equity	$850,647	$893,294

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC’s website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

The Company’s non-GAAP financial measures for the three months and year ended December 31, 2025, and 2024, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines. Accordingly, previously reported figures for 2024 have been recast to reflect the financial impact of this decision.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Gross profit	$156,342	$148,841	$566,017	$545,885
Share-based compensation expense	398	462	1,695	2,053
SeaSpine merger-related costs	(392)	675	4,111	6,254
Restructuring costs and impairments related to M6 product lines	(401)	—	13,309	—
Strategic investments	2	32	59	192
Acquisition-related fair value adjustments	—	3,047	—	12,188
Amortization/depreciation of acquired long-lived assets	313	313	1,253	1,153
Adjusted gross profit	$156,262	$153,370	$586,444	$567,725
Adjusted gross margin as a percentage of reported net sales	71.1%	71.1%	71.3%	71.0%
Adjusted gross profit attributable to M6 product lines	(256)	(3,316)	(4,791)	(11,556)
Pro forma adjusted gross profit	$156,006	$150,054	$581,653	$556,169
Pro forma adjusted gross margin as a percentage of pro forma net sales	71.4%	71.5%	71.6%	71.7%

Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Net loss	$(2,222)	$(29,147)	$(92,192)	$(125,997)
Income tax expense (benefit)	30	(564)	1,382	2,122
Interest expense, net	4,351	14,920	17,488	29,631
Depreciation and amortization	13,078	15,994	77,321	60,061
Share-based compensation expense	7,214	7,165	28,688	32,455
Foreign exchange impact	314	3,132	(2,910)	4,395
SeaSpine merger-related costs	(49)	1,493	6,093	14,485
Restructuring costs and impairments related to M6 product lines	495	—	14,564	—
Strategic investments	821	440	4,915	910
Acquisition-related fair value adjustments	660	3,737	(1,140)	19,088
Interest and (gain) loss on investments	(7)	—	(48)	5,120
Litigation and investigation costs	5,169	5,452	33,788	15,770
Succession charges	—	1,315	—	9,376
Employee retention credit	(1,972)	—	(4,826)	—
Adjusted EBITDA	$27,882	$23,937	$83,123	$67,416
Adjusted EBITDA as a percentage of reported net sales	12.7%	11.1%	10.1%	8.4%
Operating losses attributable to M6 product lines	1,323	1,058	2,741	6,371
Pro forma adjusted EBITDA	$29,205	$24,995	$85,864	$73,787
Pro forma adjusted EBITDA as a percentage of pro forma net sales	13.4%	11.9%	10.6%	9.5%

Adjusted Net Income

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Net loss	$(2,222)	$(29,147)	$(92,192)	$(125,997)
Share-based compensation expense	7,214	7,165	28,688	32,455
Foreign exchange impact	314	3,132	(2,910)	4,395
SeaSpine merger-related costs	(449)	4,430	8,962	17,864
Restructuring costs and impairments related to M6 product lines	496	—	35,495	—
Strategic investments	824	470	4,966	1,036
Acquisition-related fair value adjustments	660	3,737	(1,140)	19,088
Amortization/depreciation of acquired long-lived assets	3,376	4,837	15,627	19,323
Litigation and investigation costs	5,169	5,452	33,788	15,770
Succession charges	—	1,315	—	9,376
Interest and (gain) loss on investments	(7)	—	(48)	5,070
Employee retention credit	(2,197)	—	(5,813)	—
Long-term income tax rate adjustment	(3,668)	(796)	(6,123)	1,981
Adjusted net income	$9,510	$595	$19,300	$361
Operating losses attributable to M6 product lines	1,336	1,533	2,282	8,261
Long-term income tax rate adjustment for M6 product lines	(374)	(429)	(639)	(2,313)
Pro forma adjusted net income	$10,472	$1,699	$20,943	$6,309

Cash Flow and Free Cash Flow

	Year Ended December 31,
(U.S. Dollars, in thousands)	2025	2024
Net cash provided by operating activities	$33,347	$25,790
Net cash used in investing activities	(34,598)	(27,580)
Net cash provided by (used in) financing activities	(786)	50,709
Effect of exchange rate changes on cash	1,414	(938)
Net change in cash, cash equivalents, and restricted cash	$(623)	$47,981

	Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024
Net cash provided by operating activities	$33,347	$25,790
Capital expenditures	(34,626)	(34,876)
Free cash flow	$(1,279)	$(9,086)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Sales, general, and administrative	$136,752	$136,479	$554,329	$532,525
Reconciling items impacting sales, general, and administrative:
SeaSpine merger-related costs	66	(3,617)	(4,614)	(11,072)
Restructuring costs and impairments related to M6 product lines	(898)	—	(6,164)	—
Strategic investments	(879)	(456)	(2,819)	(602)
Amortization/depreciation of acquired long-lived assets	(1)	(182)	(61)	(733)
Litigation and investigation costs	(5,169)	(5,452)	(33,338)	(15,770)
Succession charges	—	(160)	—	(8,221)
Sales, general, and administrative expense, as adjusted	$129,871	$126,612	$507,333	$496,127
As a percentage of reported net sales	59.1%	58.7%	61.7%	62.1%
Sales, general, and administrative expense attributable to M6 product lines	(866)	(3,667)	(3,914)	(14,108)
Pro forma sales, general, and administrative expense, as adjusted	$129,005	$122,945	$503,419	$482,019
As a percentage of pro forma net sales	59.0%	58.6%	62.0%	62.1%

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Research and development expense, as reported	$15,373	$18,807	$65,847	$73,643
Reconciling items impacting research and development:
SeaSpine merger-related costs	(9)	(154)	(237)	(538)
Restructuring costs and impairments related to M6 product lines	2	—	(1,927)	—
Strategic investments	54	19	(2,090)	(242)
Litigation and investigation costs	—	—	(450)	—
Succession charges	—	(1,155)	—	(1,155)
Research and development expense, as adjusted	$15,420	$17,517	$61,143	$71,708
As a percentage of reported net sales	7.0%	8.1%	7.4%	9.0%
Research and development expense attributable to M6 product lines	(710)	(2,501)	(3,086)	(9,364)
Pro forma research and development expense, as adjusted	$14,710	$15,016	$58,057	$62,344
As a percentage of pro forma net sales	6.7%	7.2%	7.2%	8.0%

Reconciliations of Non-GAAP Financial Measures to Reported Non-Operating (Income) Expense

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Non-operating expense	$2,686	$18,235	$9,382	$39,256
Reconciling items impacting non-operating expense:
Restructuring costs and impairments related to M6 product lines	—	—	3	—
Foreign exchange impact	(314)	(3,132)	2,910	(4,395)
Interest and gain (loss) on investments	7	—	48	(5,070)
Employee retention credit	2,198	—	5,814	—
Non-operating expense, as adjusted	$4,577	$15,103	$18,157	$29,791
As a percentage of reported net sales	2.1%	7.0%	2.2%	3.7%
Losses attributable to M6 product lines	(15)	(56)	(72)	(144)
Pro forma non-operating expense, as adjusted	$4,562	$15,047	$18,085	$29,647
As a percentage of pro forma net sales	2.1%	7.2%	2.2%	3.8%

Source

Orthofix Medical Inc.

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